RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transaction Due From To Related Party [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 31: RELATED PARTY TRANSACTIONS

The nature of the significant transactions entered into by the Group with related parties during the year ended December 31, 2012 and 2011 and the significant balances outstanding at December 31, 2012 and 2011 are presented below.

a. Transactions with members of the Board of Directors and management

The Group has entered into transactions with the members of the Board of Directors, the General Managers and the members of the Executive Committees of the Bank, the key management of other Group companies, as well as with the close members of family and entities controlled or jointly controlled by those persons.

All loans granted to related parties (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features, except for the following transactions:

The Bank grants loans to its employees on preferential terms compared to customers that are not employees. This policy, which is common practice for banks in Greece, applies only to employees and not to close members of family and entities controlled by them. The preferential terms mainly refer to a lower fixed interest rate of approximately 2.8% for mortgage loans, while collateral is required as in the ordinary course of business. As such, as of December 31, 2012, certain General Managers and members of the Executive Committees of the Bank have taken loans of total amount EUR 5.6 million (December 31, 2011: EUR 10.4 million) with reduced interest rates. The aggregate amount of loans and deposits to such related parties totaled EUR 20.3 million and EUR 7.3 million respectively as at December 31, 2012 (December 31, 2011: EUR 26.2 million and EUR 10.9 million respectively).

b. Transactions with subsidiaries, associates and joint ventures

The Group has also entered into transactions with its affiliates, which are accounted for by the equity method (see Note 12). As at December 31, 2012, the aggregate amount of receivables from affiliates totaled EUR 8.0 million, the amount of payables to affiliates totaled EUR 561.3 million and the amount of letters of guarantee to affiliates totaled EUR 17.8 million (December 31, 2011: EUR 7.8 million, EUR 776.2 million and EUR 14.9 million respectively). For the year 2012, the aggregate amount of income from affiliates totaled EUR 20.0 million and the amount of expense to affiliates totaled EUR 41.5 million (2011: EUR 4.6 million and EUR 28.7 million respectively).

c. Transactions with other related parties

The total receivables of the Group from the employee benefits related funds as at December 31, 2012, amounted to EUR 501.3 million (December 31, 2011: EUR 413.7 million). The total payables of the Group to the employee benefits related funds as at December 31, 2012, amounted to EUR 111.5 million (December 31, 2011: EUR 116.0 million).

d. Transactions with HFSF

Following the contribution to the Bank by the HFSF of EUR 9,756.0 million EFSF bonds, during 2012, as an advance for the participation in the Bank's future share capital increase, under the terms of a pre-subscription agreement and in the context of Law 3864/2008 regarding the recapitalization of the Greek banks, the Bank considers the HFSF to be a related party as defined in ASC 850 “Related Party Disclosures”.

Other than the EUR 9,756.0 million EFSF bonds contributed by HFSF to the Bank, the Bank, during 2012, made a one-off payment to the HFSF of EUR 115.6 million, in accordance with an amendment of Law 3864/2008 effected in December 2012.